Exhibit 99.4

AUCTION AGENT AGREEMENT

among

MANUFACTURERS AND TRADERS TRUST COMPANY,
as Trustee

PHEAA STUDENT LOAN TRUST I
as Issuer

and

THE BANK OF NEW YORK,
as Auction Agent

Dated as of July 1, 2004

Relating to

$200,000,000
PHEAA STUDENT LOAN TRUST
AUCTION RATE STUDENT LOAN ASSET-BACKED NOTES

 SERIES 2004-1A-2 CLASS SENIOR AUCTION RATE NOTES
SERIES 2004-1A-3 CLASS SENIOR AUCTION RATE NOTES
SERIES 2004-1 CLASS B-1 SUBORDINATE AUCTION RATE NOTES

1. DEFINITIONS AND RULES OF CONSTRUCTION.

1.1 Terms Defined by Reference to Indenture
1.2 Terms Defined Herein
1.3 Rules of Construction

2. THE AUCTION.

2.1 Purpose; Appointment; Incorporation by Reference of Auction Procedures and Settlement Procedures.
2.2 Preparation for Each Auction; Maintenance of Registry of Existing Owners.
2.3 All Hold Rate, Maximum Auction Rate and Applicable LIBOR Rate.
2.4 Auction Schedule
2.5 Changes to the Auction Rate Period or Auction Date.
2.6 Notices to Existing Owners
2.7 Ownership by Issuer Prohibited
2.8 Payment Defaults.
2.9 Broker-Dealers.
2.10 Access to and Maintenance of Auction Records

3. THE AUCTION AGENT.

3.1 Duties and Responsibilities of the Auction Agent.
3.2 Representations and Warranties of the Auction Agent.
3.3 Rights of the Auction Agent.
3.4 Auction Agent’s Disclaimer
3.5 Compensation, Remedies and Indemnification Relating to the Auction Agent.
3.6 Compensation of the Broker-Dealers.
3.7 Representations and Warranties of the Trustee.
3.8 Qualification of Auction Agent. Each Auction Agent shall be

4. MISCELLANEOUS.

4.1 Term of Agreement.
4.2 Communications
4.3 Entire Agreement
4.4 Benefits
4.5 Amendment; Waiver.
4.6 Successors and Assigns
4.7 Severability
4.8 [Reserved]
4.9 Execution in Counterparts
4.10 Governing Law; Waiver of Jury Trial

5. OTHER.

5.1 Trust Obligations
5.2 Limitation of Liability of the Owner Trustee.

i

AUCTION AGENT AGREEMENT

This Auction Agent Agreement (the “Agreement”), dated as of July 1, 2004, among PHEAA Student Loan Trust I, a Delaware statutory trust (the “Issuer”), Manufacturers and Traders Trust Company, a New York corporation (the “Trustee”) solely in its capacity as Trustee under an Indenture of Trust, dated as of December 1, 2003, as amended by that certain First Amendment to Indenture and Second Supplemental Indenture of Trust, dated June 30, 2004, each as between the Issuer and the Trustee (the “Indenture”), and The Bank of New York, a New York banking corporation (together with its successors and assigns, the “Auction Agent”), acting not in its individual capacity, but solely as agent for the Issuer.

Background

The Issuer proposes to issue $200,000,000 aggregate principal amount of its Series 2004-1 Notes,     as follows: $90,000,000 aggregate principal amount of Series 2004-1 Class A-2 Senior Notes, $90,000,000 aggregate principal amount of Series 2004-1 Class A-3 Senior Notes, $20,000,000 aggregate principal amount of Series 2004-1 Class B-1 Subordinate Notes, all maturing April 25, 2044, as Auction Rate Certificates, or “ARCs” (collectively, herein, the “Offered Notes”).  The Offered Notes will be issued pursuant to the Indenture and a Second Supplemental Indenture, dated as of July 1, 2004, by and between the Issuer and the Trustee (the “Second Supplemental Indenture”).  The interest rate on the Offered Notes will be determined pursuant to the Auction Procedures attached as Appendix A to the Indenture (the “Auction Procedures”) (the Indenture, the Second Supplemental Indenture and the Auction Procedures are collectively referred to herein as the “Indenture”).

Pursuant to Section 2.02(e) of the Auction Procedures, the Auction Agent has been appointed to act in the capacities set forth in this Agreement.  The Trustee is entering into this Agreement upon the direction of the Issuer and pursuant to the terms of the Indenture.

Now, Therefore, in consideration of the premises and the mutual covenants contained herein, the adequacy and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Issuer, the Trustee and the Auction Agent agree as follows:

1.  DEFINITIONS AND RULES OF CONSTRUCTION.

1.1  Terms Defined by Reference to Indenture.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings specified in the Indenture, including the Auction Procedures.

1.2  Terms Defined Herein.  As used herein and in the Settlement Procedures (as defined below), the following terms shall have the following meanings, unless the context otherwise requires:

(a)  “Auction” shall have the meaning specified in Section 2.1 hereof.

(b)  “Auction Agent Fee” shall have the meaning specified in Section 3.5(a) hereof.

(c)  “Auction Procedures” shall mean the Auction Procedures that are set forth in Appendix A to the Second Supplemental Indenture.

(d)  “Authorized Officer” shall mean, with respect to the Auction Agent, each Vice President, Assistant Vice President and Assistant Treasurer of the Auction Agent assigned to its Dealing & Trading Group of its Corporate Trust Department, and every other officer or employee of the Auction Agent designated as an “Authorized Officer” for purposes hereof in a communication to the Trustee.

(e)  “Authorized Trustee Representative” shall mean each Senior Vice President, Vice President, and Assistant Vice President of the Trustee and every other officer or employee of the Trustee designated as an “Authorized Trustee Representative” for purposes hereof in a communication to the Auction Agent.

(f)  “Broker-Dealer Agreement” shall mean each agreement between the Auction Agent and a Broker-Dealer substantially in the form of the Broker-Dealer Agreement, dated as of July 1, 2004 between The Bank of New York, as Auction Agent, and UBS Financial Services Inc., as Broker-Dealer.

(g)  “Broker-Dealer Fee” shall have the meaning specified in Section 3.6(a) hereof.

(h)  “Existing Owner Registry” shall have the meaning specified in the Section 2.2(c)(i) hereof.

(i)  “Owner” shall be the beneficial owner of any Offered Notes.

(j)  “Participant” of any person shall mean the member of, or participant in, the Depository that will act on behalf of an Existing Owner or Potential Owner.

(k)  “Settlement Procedures” shall mean the Settlement Procedures attached to the Broker-Dealer Agreement as Exhibit A thereto.

1.3  Rules of Construction.  Unless the context or use indicates another or different meaning or intent, the following rules shall apply to the construction of this Agreement:

(a)  words importing the singular number shall include the plural number and vice versa;

(b)  the captions and headings herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect;

(c)  the words “hereof,” “herein,” “hereto,” and other words of similar import refer to this Agreement as a whole;

(d)  all references herein to a particular time of day shall be to New York City time;

(e)  in case of any conflict between the provisions of this Agreement and provisions of the Auction Procedures, the Auction Procedures shall control; and

(f)  the rights and duties of the Trustee, the Auction Agent and the Issuer under this Agreement shall apply to each class of the Offered Notes, but separately in each case.

2.  THE AUCTION.

2.1  Purpose; Appointment; Incorporation by Reference of Auction Procedures and Settlement Procedures.

(a)  The Indenture provides that the interest rate on Offered Notes for each Auction Period after the Initial Interest Period, except as otherwise provided in the Auction Procedures, shall be, subject to certain exceptions, equal to the Auction Rate that the Auction Agent advises has resulted on the Auction Date from the implementation of the Auction Procedures.  The Issuer hereby appoints The Bank of New York as Auction Agent to perform all duties and obligations of the Auction Agent set forth herein. The Bank of New York hereby accepts such appointment as Auction Agent and agrees it will perform such duties and obligations, including, without limitation, on each Auction Date, the procedures set forth in this Section 2 and the Auction Procedures for the purpose of, among other things, determining the applicable Auction Rate for each Auction Rate Period (other than the Initial Interest Period).  Each periodic operation of such procedures is hereinafter referred to as an “Auction”.

(b)  All of the provisions contained in the Auction Procedures and the Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part hereof to the same extent as if such provisions were fully set forth herein.  In the event of a conflict between any of the provisions hereof and the provisions of the Settlement Procedures, the provisions of hereof shall control.

2.2  Preparation for Each Auction; Maintenance of Registry of Existing Owners.

(a)  A list of Broker-Dealers is attached as Exhibit B to this Agreement.  Not later than seven days prior to any Auction Date for which any change in such list of Broker-Dealers is to be effective, the Issuer will notify the Auction Agent and the Trustee in writing of such change.  Not later than seven days prior to any Auction Date for which any change in such list of Broker-Dealers is to be effective, the Trustee will notify the Auction Agent in writing of such change, and if any such change is the addition of a Broker-Dealer to such list, the Issuer shall cause to be delivered to the Auction Agent, for execution by the Auction Agent, a Broker-Dealer Agreement manually signed by such Broker-Dealer, not later than two days prior to any Auction Date in connection with such forthcoming Auction Date.

(b)  The Auction Agent shall have entered into a Broker-Dealer Agreement with each Broker-Dealer prior to the participation of any such Broker-Dealer in any Auction.

(c)

(i)  The Auction Agent shall maintain a current registry of Broker-Dealers, compiled as described below, that are Brokers for Owners of Offered Notes for the purpose of dealing with the Auction Agent in connection with an Auction (such registry being herein called the “Existing Owner Registry”). Such persons shall constitute the Existing Owners for purposes of dealing with the Auction Agent in connection with each Auction.  The Issuer shall provide to the Auction Agent only on the Issue Date a list of the initial Existing Owners of Offered Notes and the aggregate principal amount of Offered Notes held by such Existing Owners.  Thereafter, the Auction Agent shall indicate in the Existing Owner Registry the aggregate principal amount of Offered Notes held by each initial Existing Owner and the identity of the respective Broker-Dealer of each Existing Owner, if any, on whose behalf such Broker-Dealer submitted the most recent Order in any Auction which resulted in such Existing Owner continuing to hold or purchasing the Offered Notes.  The Auction Agent may conclusively rely upon, as evidence of the identities of the Existing Owners, (A) such lists and the Existing Owner Registry, (B) the results of each Auction, (C) notices from any Existing Owner, the Participant of any Existing Owner or the Broker-Dealer of any Existing Owner as described in the first sentence of Section 2.2(c)(iii) hereof and (D) the selection by the Securities Depository of the Existing Owners whose Offered Notes are to be tendered for purchase and any notices from Broker-Dealers in connection therewith.

(ii)  The Trustee shall notify the Auction Agent when any notice of redemption of the Offered Notes is sent by the Trustee to the Securities Depository as Registered Owner of Offered Notes not later than11:00 A.M. on the date such notice is sent.  In the event the Auction Agent receives from the Trustee written notice of any partial redemption of any Offered Notes, the Auction Agent shall, at least two Business Days prior to the Redemption Date, with respect to such Offered Notes, request the Securities Depository to notify the Auction Agent of the identities of the Participants (and the respective principal amounts) from the accounts of which Offered Notes have been called for redemption and the person or department at such Participant to contact regarding such redemption and, at least one Business Day prior to the Redemption Date with respect to Offered Notes being partially redeemed, the Auction Agent shall request each Participant so identified to disclose to the Auction Agent (upon selection by such Participant of the Existing Owners whose Offered Notes are to be redeemed) the aggregate principal amount of such Offered Notes of each such Existing Owner, if any, to be redeemed by the Issuer and the respective Broker-Dealer through which said Existing Owner purchased such Offered Notes; provided the Auction Agent has been furnished with the name and telephone number of a person or department at such Participant from which it is to request such information.  In the absence of receiving any such information with respect to an Existing Owner, from such Existing Owner’s Participant or otherwise, the Auction Agent may continue to treat such Existing Owner as the beneficial owner of the aggregate principal amount of Offered Notes shown in the Existing Owner Registry.  By the close of business on the day the Auction Agent receives any notice pursuant to this paragraph (ii), the Auction Agent shall forward the contents of such notice to the related Broker-Dealer in writing.

(iii)  The Auction Agent shall register in the Existing Owner Registry a transfer of Offered Notes from an Existing Owner to another person only if such transfer is made to a person through a Broker-Dealer, and if (A) such transfer is pursuant to an Auction or (B) if such transfer is made other than pursuant to an Auction, the Auction Agent has been notified in writing in a notice substantially in the form of Exhibit C to the Broker-Dealer Agreement by the Existing Owner that is the transferor, the Participant of such Existing Owner or the Broker-Dealer of such Existing Owner, of such transfer.  The Auction Agent shall rescind a transfer made on the Existing Owner Registry if the Auction Agent has been notified in writing in a notice substantially in the form of Exhibit C to the Broker-Dealer Agreement by the Broker-Dealer of any person that (i) purchased any Offered Notes and the seller failed to deliver such Offered Notes or (ii) sold any Offered Notes and the purchaser failed to make payment to such person upon delivery to the purchaser of such Offered Notes.  The Auction Agent is not required to accept any notice of transfer or any notice of a failure to deliver delivered prior to an Auction unless it is received by the Auction Agent by 3:00 P.M. on the Business Day next preceding the applicable Auction Date.

(d)  The Auction Agent may request that the Broker-Dealers, as set forth in the Broker-Dealer Agreements, provide the Auction Agent with a list of their respective customers that such Broker-Dealers believe are Existing Owners of Offered Notes and the aggregate principal amount of Offered Notes beneficially owned by each such customer for purposes of the Existing Owner Registry.  Except as permitted by Section 2.10 hereof, the Auction Agent shall keep confidential any such information and shall not disclose or authorize disclosure of any such information to any person other than the relevant Broker-Dealer, the Issuer and the Trustee, provided that the Auction Agent reserves the right to disclose any such information if it is advised by its counsel that its failure to do so would be unlawful or if the failure to do so would subject the Auction Agent to liability, claim, or damage for which it has not received indemnity satisfactory to it or it is ordered by a court of competent jurisdiction or by a regulatory, judicial or quasi-judicial agency having authority to compel such disclosure.

(e)  In the event that any day that is scheduled to be an Auction Date shall be changed after the Auction Agent shall have given the notice referred to in clause (vi) of paragraph (a) of the Settlement Procedures, the Auction Agent, by such means as the Auction Agent deems practicable, shall give notice of such change to the Broker-Dealers not later than 9:15 A.M. on the earlier of the new Auction Date or the old Auction Date.

2.3  All Hold Rate, Maximum Auction Rate and Applicable LIBOR Rate.

(a)  (Intentionally omitted).

(b)  (i) On each Auction Date, the Auction Agent shall determine the applicable Maximum Rate, the All Hold Rate, and the Applicable LIBOR Rate and the components thereof. Not later than 10:30 A.M. on each Auction Date the Auction Agent shall notify the Trustee and the Broker-Dealers of such rates.  On the Closing Date, the Issuer shall give written notice to the Auction Agent of the initial ratings on the Offered Notes by each Rating Agency.  Thereafter, if there is a change in any of such ratings, the Issuer shall give written notice to the Auction Agent within three Business Days of its receipt of notice of such change, but not later than the close of business on the Business Day immediately preceding an Auction Date if the Issuer has received written notice of such change in a rating or ratings prior to 12:00 noon on such Business Day, and the Auction Agent shall take into account such change in rating or ratings for purposes hereof and any Auction so long as such notice is received by the Auction Agent no later than the close of business on such Business Day.

(ii)  If the ownership of the Offered Notes is no longer maintained in book-entry form by the Depository, no further Auctions will be held and the interest rate on the Offered Notes for each subsequent Auction Period will equal the Maximum Rate as determined by the Auction Agent on the Business Day immediately preceding the first day of such Auction Period as provided in the Indenture.

(c)  Upon receipt of notice from the applicable Broker-Dealer of a change in the length of one or more Auction Periods described in the Indenture, and provided that no certificate was received from such Broker-Dealer pursuant to the terms of the Indenture, then the interest rate on the Offered Notes for the next Auction Period shall be determined pursuant to the Auction Procedures.  If a certificate from a Broker-Dealer is received by the Auction Agent pursuant to the terms of the Indenture but Sufficient Clearing Bids do not exist on the Auction Date for such first Auction Period then the interest rate on the Offered Notes for the Auction Period shall be the Maximum Rate as provided in the Indenture.

2.4  Auction Schedule.  The Auction Agent shall conduct Auctions in accordance with the schedule set forth below.  Such schedule may be changed by the Auction Agent with the consent of the Trustee, at the direction of the Issuer, which consent shall not be unreasonably withheld or delayed.  The Auction Agent shall give notice of any such change to each Broker-Dealer.  Such notice shall be given prior to the close of business on the Business Day next preceding the first Auction Date on which any such change shall be effective.

Time	Event

By 9:00 A.M.	Auction Agent obtains the applicable Maximum Rate, the All Hold Rate, the Net Loan Rate (as provided in the Auction Procedures) and the Applicable LIBOR Rate.

By 10:30 A.M.	Auction Agent notifies the Trustee and the Broker Dealers of the applicable Maximum Rate, the Net Loan Rate, the All Hold Rate and the Applicable LIBOR Rate.

10:30 A.M. - 1:00 P.M.	Auction Agent assembles information communicated to it by Broker-Dealers as provided in the Auction Procedures. Submission Deadline is 1:00 P.M.

Not earlier than 1:00 P.M.	Auction Agent makes determinations pursuant to the Auction Procedures. Submitted Bids and Submitted Sell Orders are accepted and rejected in whole or in part and

Time	Event

principal amounts of Offered Notes are allocated as provided in the Auction Procedures. Auction Agent gives notice of Auction results as set forth in Section 2.4(a) of the Broker-Dealer Agreement.

Not later than 3:00 P.M.

Auction Agent advises the Trustee of the Auction Rate for the next Interest Period and the results of the Auction as provided in the Auction Procedures.  The Auction Agent shall follow the notification procedures set forth in paragraph (a) of the Settlement Procedures.

2.5  Changes to the Auction Rate Period or Auction Date.

(i)  The Auction Agent shall mail any notice delivered to it pursuant to Section 2.02(g)(i) of the Auction Procedures to the Existing Owners within two Business Days of its receipt thereof.

(ii)  The Auction Agent shall mail any certificate delivered to it pursuant to Section 2.02(g)(iii) of the Auction Procedures to the Existing Owners within the two Business Days of its receipt thereof.

(iii)  If, after delivery to the Auction Agent of the notice referred to in Section 2.02(g)(i) of the Auction Procedures, the Auction Agent fails to receive the certificate referred to in Section 2.02(g)(iii) of the Auction Procedures by 11:00 A.M. on the Business Day immediately preceding the next Auction Date, the Auction Agent shall deliver a notice of such failure to the Broker-Dealers not later than 3:00 P.M. on such Business Day by telecopy or other similar means.

(iv)  If, after delivery to the Auction Agent of the notice referred to in Section 2.02(g)(i) of the Auction Procedures and the certificate referred to in Section 2.02(g)(iii) of the Auction Procedures, Sufficient Clearing Bids are not received by the Auction Agent by the Submission Deadline, the Auction Agent shall deliver a notice of such fact to the Broker-Dealers not later than 3:00 P.M. on such Auction Date by telephone confirmed in writing the next Business Day.

2.6  Notices to Existing Owners.  The Auction Agent shall be entitled to conclusively rely upon the address of each Existing Owner as such address is delivered by such Existing Owner or such Existing Owner’s Broker-Dealer or Participant in connection with any notice to Existing Owners required to be given by the Auction Agent.

2.7  Ownership by Issuer Prohibited.  The Issuer may not submit any Order or Bid, directly or indirectly, in any Auction.  The Auction Agent shall have no duty or liability with respect to monitoring compliance with or enforcing this Section 2.7.

2.8  Payment Defaults.

(a)  The Auction Agent shall deliver a copy of any notice received by it from the Trustee to the effect that a Payment Default has occurred to the Broker-Dealers on the Business Day following its receipt thereof by telecopy or other similar means.

(b)  The Auction Agent shall deliver a copy of any notice received by it from the Trustee to the effect that a Payment Default has been waived or cured to the Broker-Dealers on the Business Day following its receipt thereof by telecopy or other similar means.

(c)  If a Payment Default shall have occurred, the Auction Agent shall calculate the Non-Payment Rate on the first day of:

(i)  each Interest Period commencing after the occurrence and during the continuance of such Payment Default; and

(ii)  any Interest Period commencing less than two Business Days after the cure of any Payment Default.

2.9  Broker-Dealers.

(a)  If the Auction Agent is provided with a copy of a Broker-Dealer Agreement, which has been manually signed by any person listed on Exhibit B hereto, and to which the Issuer shall have consented, it shall enter into such Broker-Dealer Agreement with such person.  The Issuer hereby consents to the entering into Broker-Dealer Agreements with UBS Financial Services Inc.

(b)  The Auction Agent may, at the written request of the Issuer, enter into a Broker-Dealer Agreement with any other person who requests to be selected to act as a Broker-Dealer.  The Auction Agent shall have entered into a Broker-Dealer Agreement with each Broker-Dealer prior to the participation of any such Broker-Dealer in any Auction.  The Auction Agent shall only be required to enter into a Broker-Dealer Agreement if such Broker-Dealer Agreement is in substantially the form of the Broker-Dealer Agreement executed and delivered on the date hereof.

(c)  The Auction Agent shall terminate any Broker-Dealer Agreement as set forth therein if so directed in writing by the Issuer.

2.10  Access to and Maintenance of Auction Records.  The Auction Agent shall afford to the Trustee and the Issuer, its agents, independent public accountants and counsel, access at reasonable times during normal business hours to review and make extracts or copies (at the Issuer’s sole cost and expense and at no cost to the Auction Agent) of all books, records, documents and other information concerning the conduct and results of Auctions, provided that any such agent, accountant, or counsel shall furnish the Auction Agent with a letter from the Trustee or the Issuer requesting that the Auction Agent afford such person access.  For purposes of this Section 2.10, the Broker-Dealers shall not be considered to be agents of the Trustee or of the Issuer.  The Auction Agent shall maintain records relating to any Auction for a period of two years after such Auction (unless requested by the Issuer to maintain such records for such longer period not in excess of four years, then for such longer period), and such records shall, in reasonable detail, accurately and fairly reflect the actions taken by the Auction Agent hereunder.  At the end of such period, if requested to do so in writing, the Auction Agent shall deliver such records to the Trustee.  The Trustee and the Issuer agree to keep any information regarding the customers of any Broker-Dealer received from the Auction Agent in connection with this Agreement or any Auction confidential and shall not disclose such information or permit the disclosure of such information without the prior written consent of the applicable Broker-Dealer to anyone except such agent, accountant or counsel engaged to audit or review the results of Auctions as permitted by this Section 2.10.  Any such agent, accountant or counsel, before having access to such information, shall agree to keep such information confidential and not to disclose such information or permit disclosure of such information without the prior written consent of the applicable Broker-Dealer, except as may otherwise be required by law.  The Auction Agent shall not be responsible or liable for any actions of the Trustee or the Issuer or their respective agents, accountants or counsel for disclosure of confidential information as a result of such access or the failure of such agents, accountants or counsel to agree to keep such information confidential.

3.  THE AUCTION AGENT.

3.1  Duties and Responsibilities of the Auction Agent.

(a)  The Auction Agent is acting solely as agent for the Trustee and the Issuer hereunder and has no duties to any other person and owes no fiduciary duties to any other person by reason of this Agreement.

(b)  The Auction Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and the Auction Procedures and Settlement Procedures incorporated herein by reference, and no implied covenants or obligations shall be read into this Agreement, the Auction Procedures or the Settlement Procedures against the Auction Agent.

(c)  In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement.  The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.  In no event shall the Auction Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profit), even if the Auction Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(d)  The Auction Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes;  fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities;

computer(hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental actions; it being understood that the Auction Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(e)  The Auction Agent shall:  (i) not be required to and shall make no representations and have no responsibilities as to the validity, accuracy, value or genuineness of any signatures or endorsements, other than its own; (ii) not be obligated to take any legal action hereunder that might, in its judgment, involve any expense or liability, unless it has been furnished with indemnity reasonably satisfactory to it; and (iii) not be responsible for or liable in any respect on account of the identity, authority or rights of any person executing or delivering or purporting to execute or deliver any document under this Agreement.

3.2  Representations and Warranties of the Auction Agent.

The Auction Agent hereby represents and warrants to the Trustee that:

(a)  It has been duly organized and is validly existing and in good standing as a New York banking corporation and

(b)  It has all necessary authority, approvals, consents (whether from the Issuer or otherwise) to enter into and perform its obligations under this Agreement; this Agreement has been duly and validly authorized, executed and delivered by the Auction Agent and constitutes the legal, valid, binding and enforceable obligation of the Auction Agent, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors’ rights and subject to general principles of equity and the exercise of judicial discretion.

(c)  Neither the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the terms and conditions of this Agreement by the Auction Agent will conflict with, violate or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any law or regulation, any order or decree of any court or public authority having jurisdiction over the Auction Agent, or, to the best of its knowledge without any independent investigation, any mortgage, indenture, contract, agreement or undertaking to which the Auction Agent is party or by which it is bound, or the organizational documents pursuant to which the Auction Agent has been created and under which it is operating.

(d)  All approvals, consents and orders of any governmental authority, legislative body, board, agency or commission having jurisdiction over the Auction Agent which would constitute a condition precedent to or the absence of which would materially adversely affect the due performance by the Auction Agent of its obligations under this Agreement have been obtained.

(e)  As of the date hereof, the Auction Agent is a member of, or participant in, the Securities Depository. The Auction Agent will provide the Trustee and the Issuer with notice at least 90 days prior to the date, if any, on which it shall resign as a member of, or participant in, the Securities Depository.

3.3  Rights of the Auction Agent.

(a)  The Auction Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, bond certificate or other instrument, paper or document reasonably believed by it to be genuine.  The Auction Agent shall not be liable for acting upon any telephone communication authorized hereby which the Auction Agent believes in good faith to have been given by the Trustee, a Broker-Dealer, the Issuer or the Securities Depository.  The Auction Agent may record telephone communications with the Issuer, the Trustee or the Broker-Dealers or with all or some of them.

(b)  The Auction Agent may consult with counsel of its choice, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)  The Auction Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(d)  The Auction Agent may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care.

(e)  The Auction Agent shall have no obligation or liability in respect of the registration or exemption therefrom of the Offered Notes under federal or state securities laws or in respect of the sufficiency or the conformity of any transfer of Offered Notes pursuant to the terms of this Agreement, any Broker-Dealer Agreement, the Indenture or the Auction Procedures or any other document contemplated therein or thereby.

3.4  Auction Agent’s Disclaimer.  The Auction Agent makes no representation as to the correctness of the recitals in, or the validity or adequacy of, this Agreement, the Broker-Dealer Agreement, the Offered Notes, any offering document used to make offers or sales thereof or any other agreement or instrument executed in connection with the transactions contemplated herein.

3.5  Compensation, Remedies and Indemnification Relating to the Auction Agent.

(a)  Subject to the terms of the Indenture, the Auction Agent shall be entitled to receive an annual fee (“the Auction Agent Fee”) for all services rendered by it under this Agreement and the Broker-Dealer Agreement pursuant to its fee letter with the Issuer.

(b)  The Issuer shall indemnify and hold harmless the Auction Agent and its directors, officers, employees and agents, but solely to the extent payable from Trust Estate pursuant to the Indenture, from and against any loss, liability or expense incurred without gross negligence or willful misconduct on the Auction Agent’s part, arising out of or in connection with its agency under this Agreement and the Broker-Dealer Agreements, including the reasonable costs and expenses (including the reasonable fees and expenses of its counsel) of defending itself against any such claim or liability in connection with its exercise or performance of any of its duties hereunder and thereunder and of enforcing this indemnification provision; provided that the Issuer shall not indemnify the Auction Agent pursuant to this Section 4.5(b) for any fees and expenses incurred by the Auction Agent in the normal course of performing its duties hereunder and under the Broker-Dealer Agreement.

3.6  Compensation of the Broker-Dealers.

(a)  The Broker-Dealers shall be entitled to receive a fee for all services rendered by them under the Broker-Dealer Agreements, as provided in the Broker-Dealer Agreements (the “Broker-Dealer Fee”).  The Broker-Dealer Fee shall be 0.25% per annum.

(b)  On each Monthly Expense Payment Date the Auction Agent shall pay the Broker-Dealer Fee payable to each Broker-Dealer, as provided in Section 2.5 of the Broker-Dealer Agreements.

3.7  Representations and Warranties of the Trustee.

(a)  The Trustee hereby represents and warrants to the Auction Agent that it

(i)  has been duly incorporated and is validly existing and in good standing as a New York corporation, and

(ii)  has all necessary authority, approvals, consents (whether from the Issuer or otherwise) to enter into and perform its obligations under this Agreement; this Agreement has been duly and validly authorized, executed and delivered by the Trustee and constitutes the legal, valid, binding and enforceable obligation of the Trustee, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors’ rights and subject to general principles of equity and the exercise of judicial discretion.

(b)  Neither the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with, violate or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any law or regulation, any order or decree of any court or public authority having jurisdiction over the Trustee, or any mortgage, indenture, contract, agreement or undertaking to which the Trustee is party or by which it is bound, or the organizational documents pursuant to which the Trustee has been created and under which it is operating.

(c)  All approvals, consents and orders of any governmental authority, legislative body, board, agency or commission having jurisdiction over the Trustee which would constitute a condition precedent to or the absence of which would materially adversely affect the due performance by the Trustee of its obligations under this Agreement have been obtained.

3.8  Qualification of Auction Agent. Each Auction Agent shall be

(i)  a bank or trust company duly organized under the laws of the United States of America or any state or territory thereof having a place of business in the Borough of Manhattan, in The City of New York (or such other location as may be approved by the Issuer), and having a combined capital stock, surplus and undivided profits of at least $50,000,000; or

(ii)  a member of the National Association of Securities Dealers, Inc., having net capital of at least $50,000,000 and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Indenture.

4.  MISCELLANEOUS.

4.1  Term of Agreement.

(a)  This Agreement shall terminate on the earlier of  (i) the date on which Offered Notes are no longer outstanding under the Indenture and (ii) the date on which this Agreement is terminated in accordance with this Section 4.1.  This Agreement shall also be terminated if all of the Offered Notes are converted to Offered Notes bearing interest at either a Fixed Rate or an Adjustable Rate.  The Auction Agent may resign and be discharged of the duties and obligations created hereunder and by the Second Supplemental Indenture by giving at least 90 days’ written notice to the Issuer, the Trustee and the Broker-Dealers (30 days’ written notice if the Auction Agent has not been paid its fee for more than 30 days).  The Auction Agent may be removed at any time by the Trustee (if the Auction Agent is an entity other than the Trustee), acting at the direction of:

(i)  the Issuer; or

(ii)  the holders of 66-2/3% of the aggregate principal amount of the Offered Notes, by an instrument signed by the Trustee and filed with the Auction Agent, the Issuer and the Broker-Dealers upon at least 90 days’ notice; provided that, if required by the Broker-Dealer, an agreement in substantially the form of the Auction Agency Agreement shall be entered into with a successor Auction Agent.  If the Auction Agent and the Trustee are the same entity, the Auction Agent may be removed as described above, with the Issuer acting in lieu of the Trustee.

Neither the resignation nor removal of the Auction Agent shall be effective until and unless a successor Auction Agent satisfying the requirements of Section 3.8 hereof has been appointed and has accepted such appointment.  If required by the Issuer, a replacement Auction Agency Agreement shall be entered into with a successor Auction Agent.  Notwithstanding the foregoing, the Auction Agent may terminate this Agreement if, within 45 days after notifying the Trustee and the Issuer in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of this Agreement, the Auction Agent does not receive such payment.  If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Issuer shall use its best efforts to appoint a successor Auction Agent, and the Trustee shall thereupon enter into an Auction Agency Agreement with such successor.

(b)  Except as otherwise provided in this Section 4.1(b), the respective rights and duties of the Trustee and the Auction Agent under this Agreement shall cease upon termination of this Agreement.  The covenants and obligations of the Issuer to the Auction Agent under Section 3.5 hereof and to the Broker-Dealers under Section 3.6 hereof shall survive the termination of this Agreement for any reason and/or the resignation or removal of the Auction Agent.  Upon termination of this Agreement, to the extent requested to do so in writing, the Auction Agent shall:

(i)  promptly deliver to the Trustee copies of all books and records maintained by it in connection with its duties hereunder; and

(ii)  promptly transfer to the Trustee or any successor Auction Agent any funds deposited by the Trustee or the Issuer with the Auction Agent pursuant to this Agreement which have not previously been distributed by the Auction Agent in accordance with this Agreement.

4.2  Communications.  Except for:

(i)  communications authorized to be made by telephone (which shall be deemed to include such other electronic communications acceptable to the parties using such methods of communication) pursuant to this Agreement or the Auction Procedures; and

(ii)  communications in connection with Auctions (other than those expressly required to be in writing), all notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party addressed to it at its address, or facsimile number set forth below:

If to the Trustee, addressed:	Manufacturers and Traders Trust Company
213 Market Street
Harrisburg, Pennsylvania 18101
Telephone: (717) 255-2323
Facsimile: (717) 231-2608

If to the Auction Agent, addressed:	The Bank of New York,
Corporate Trust Department
101 Barclay Street
New York, NY 10286
Attention: Dealing & Trading Group-Auction Desk,
Telephone: (212) 815-3450
Facsimile: (212) 815-3440

If to the Issuer, addressed:	PHEAA Student Loan Trust I
One Rodney Square, Suite 102
920 King Street
Wilmington, Delaware 19801
Attention: Corporate Trust Department
Telephone: (302) 888-7528
Facsimile: (302) 888-7544

If to the Broker-Dealer, addressed:	UBS Financial Services Inc.
1285 Avenue of the Americas
15th Floor
New York, New York 10019
Attention: Manager, Short Term Market Group
Telephone No.: (212) 713-4692
Facsimile No.:(212) 713-3797

or such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party.  Each such notice, request or communication shall be effective when delivered at the address specified herein.  Communications shall be given on behalf of the Trustee by an Authorized Trustee Representative and on behalf of the Auction Agent by an Authorized Officer.

4.3  Entire Agreement.  This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred between the parties relating to the subject matter hereof.

4.4  Benefits.  Nothing herein, express or implied, shall give to any person, other than the Trustee, the Auction Agent, the Issuer and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim hereunder.

4.5  Amendment; Waiver.

(a)  This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of both parties hereto; provided, however, that the provisions of this Agreement regarding Auction Procedures may be amended from time to time to conform to such procedures to industry or market practices solely upon the written consent of the parties hereto and upon written notice of such amendment to the affected Owners of such Offered Notes, and no prior written consent of any such owner shall be required in connection with such amendment.  The Auction Agent shall not be required to execute any amendment that affects the Auction Agent’s rights, duties, immunities and indemnities.

(b)  The Trustee shall promptly notify the Auction Agent of any proposed amendment of or supplement to the Auction Procedures (which notice shall include a copy thereof). In the event the Auction Agent in its discretion determines that such amendment or supplement would materially affect the Auction Agent’s duties or obligations under either this Agreement or the Indenture, the Auction Agent may resign from its duties under this Agreement and the Indenture, which resignation shall be effective no later than the effective date of such amendment or supplement subject to the terms of Section 4.1.

(c)  Failure of either party hereto to exercise any right or remedy hereunder in the event of a breach hereof by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

4.6  Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and permitted assigns of each of the Issuer, the Trustee and the Auction Agent.  This Agreement may not be assigned by any party hereto absent the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

4.7  Severability.  If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

4.8  [Reserved]

4.9  Execution in Counterparts.  This Agreement may be simultaneously executed in several counterparts, each one of which shall be an original and all of which shall constitute but one and the same instrument.

4.10  Governing Law; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to its conflict of laws provisions.  The parties hereto hereby waive any right to a jury trial in connection with any proceeding involving this Agreement.

5.  OTHER.

5.1  Trust Obligations.  All privileges, rights and immunities given to the Trustee in the Indenture are hereby extended to and applied to the Trustee’s obligations hereunder.

5.2  Limitation of Liability of the Owner Trustee.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Owner Trustee, not individually or personally but solely as owner trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other Basic Documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE

By:
Name:
Title:

THE BANK OF NEW YORK,
AS AUCTION AGENT

By:
Name:
Title:

PHEAA STUDENT LOAN TRUST I, AS ISSUER
By: Wachovia Bank of Delaware, National Association,
not in its individual capacity but solely in its capacity as
Owner Trustee

By:
Name:
Title:

EXHIBIT A

TO AUCTION AGENCY AGREEMENT

List Of Initial Broker-Dealers

UBS Financial Services Inc.

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